UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2007





                          McDERMOTT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




      REPUBLIC OF PANAMA             001-08430                72-0593134
      ------------------             ---------                ----------
 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)



  777 N. Eldridge Parkway, Houston, Texas                       77079
  ---------------------------------------                       -----
  (Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5901
                                                     --------------



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Compensatory Arrangements of Certain Officers.

         (e) On April 30, 2007, the Compensation Committee of our Board of Directors (the "Committee") approved the form of grant agreement to be used in connection with grants of performance shares to our executive officers and key employees pursuant to our 2001 Directors and Officers Long-Term Incentive Plan, as amended to date ("2001 LTIP"). A copy of the general form of agreement for grants of performance shares under the 2001 LTIP are included as exhibits 10.1 to this report and are incorporated herein by reference. The 2001 LTIP has been previously filed as Appendix B to McDermott's Proxy Statement for its Annual Meeting of Stockholders held on May 3, 2006.

Item 9.01         Financial Statements and Exhibits.

(d)      Exhibits


           10.1   Form of 2001 LTIP Performance Shares Grant Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            McDERMOTT INTERNATIONAL, INC.




                            By: /s/ Michael S. Taff
                            -------------------------------------------------
                            Michael S. Taff
                            Senior Vice President and Chief Financial Officer

May 4, 2007